EXHIBIT 10.2

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

This First Amendment to Purchase and Sale Agreement ("Amendment") is entered into this 16th day of February, 2009, by and between FAIRFAX MEDICAL CENTER, LLC, a Virginia limited liability company ("Seller") and GYRODYNE COMPANY OF AMERICA, INC., a New York corporation ("Purchaser").

RECITALS:

WHEREAS, Seller and Purchaser entered into a Purchase and Sale Agreement bearing an effective date of January 2, 2009 (the "Agreement") whereby, subject to the terms and conditions therein contained, Seller agreed to sell and Purchaser agreed to purchase that certain real property and all buildings and improvements located thereon and having a street address of 10721 Main Street, Fairfax, Fairfax County, Virginia (hereinafter "the Property"); and

WHEREAS, Seller and Purchaser executed the Agreement on February 2, 2009, and the actual Effective Date of the Agreement should be February 2, 2009; and

WHEREAS, the Agreement's type-written Effective Date of January 2, 2009, is a typographical error which the Seller and Purchaser desire to correct; and

NOW THEREFORE, in consideration of the mutual covenants as set forth herein, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree and covenant as follows:

1.           The recitals set forth above are hereby incorporated as essential terms of this Amendment.

2.           The Agreement is hereby amended such that the Effective Date of the Agreement shall be February 2, 2009.

3.           The terms of the Agreement not otherwise affected by this Amendment remain in full force and effect and are incorporated by reference as if fully set forth herein.

4.           This Amendment is binding upon and shall inure to the benefit of the parties hereto and to their respective heirs, employees, agents, partners, affiliates, independent contractors, affiliated entities, successors, assigns, and attorneys.

5.           This Amendment may be executed simultaneously in one or more counterparts and delivered by facsimile or other electronic means, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

< SIGNATURE PAGES FOLLOW >

IN WITNESS WHEREOF, the Seller has executed this first Amendment to Purchase and Sale Agreement on the date set forth below and effective as of the date first above-written.

SELLER:

FAIRFAX MEDICAL CENTER, LLC,
a Virginia limited liability company

/s/ John Son Chung   [SEAL]
By: John Son Chung, Managing Member

Date: 2-16-2009

IN WITNESS WHEREOF, the Purchaser has executed this First Amendment to Purchase and Sale Agreement on the date set forth below and effective as of the date first above-written.

PURCHASER: GYRODYNE COMPANY OF AMERICA, INC., a New York corporation

/s/ Peter Pitsiokos, COO [SEAL]
By: Peter Pitsiokos, Chief Operating Officer

Date: February 16, 2009

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